0Copyright © 2023 Booz Allen Hamilton Inc.Copyright © 2023 Booz Allen Hamilton Inc. AI& October 11, 2023 The Helix, Booz Allen's Center for Innovation

1Copyright © 2023 Booz Allen Hamilton Inc. FORWARD LOOKING SAFE HARBOR STATEMENT • Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include statements that do not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. • These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, which can be found at the SEC’s website at www.sec.gov. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. / 1COPYRIGHT © 023 BOOZ ALLEN HAMILTON INC. DISCLAIMER

MEET OUR AI EXPERTS. 2,200 EMPLOYEES STRONG.[1]

ONE COLLECTIVE VISION: IGNITING TECHNICAL INNOVATION THROUGH AI EXPERTISE.

AI 2,200 Employees

Top Job Classifications

- Data Scientist
- Data Engineer
- Adv Data Scientist/Researcher
- ML Engineer
- AI Solution Architect

Sector Alignment


40%
GDS
CTO
28%
14%
NSS
Civil
19%
+ Enterprise, Corporate

Top Geographies


Bethesda, MD
Annapolis Junction, MD
Norfolk, VA
Fayetteville, NC
Atlanta, GA
Tampa, FL
San Diego, CA
El Segundo, CA
Austin, TX
San Antonio, TX

42 STATES (NOT INCLUDING D.C.)
6 COUNTRIES

Highest Education

Bachelor's	42%
Master's	44%
Doctoral	9%
Other	5%

Top Majors

Engineering	22%
Computer Science	18%
Data Science	14%
Business	13%
Mathematics	13%

Booz Allen Tenure


<1 year
28%
10+ years
6%
5%
7-9 years
17%
4-6 years
44%
1-3 years
79%
Are members of a Technical Experience Group (TXG)

Clearance


TS/SCI
Top Secret
80%
of AI Talent
Secret
Public Trust*
* Those that only have a Public Trust are counted

Certifications

50% Total Certified

2.3 **Average Certs** Per Employee

Booz Allen | TXG Artificial Intelligence

[1] Slide data as of September 2023. Booz Allen defines AI Tech Talent as one of the following job classifications: Advanced Data Scientist / Researcher, Artificial Intelligence Solution Architect, Data Engineer - Big Data, Data Scientist, or Machine Learning Engineer. Excludes approximately 1,700 Software Engineers who often provide critical support for software components for AI projects and who are well positioned to be upskilled into AI job classification through our Booz Allen training offerings. Education levels, majors, and certifications are as self-reported by employees.

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AI&

AI TECHNICAL TALENT

2,200 AI professionals firmwide

~25% Annualized growth since FY23

AI REVENUE [1]

FY24 : $500M - $700M

3X More than our nearest competitor in AI-related FY22 prime contract obligations [2]

AI PORTFOLIO

200 **ACTIVE AI PROJECTS** Across Defense, Intelligence, and Civil Agencies

3 Of the Largest AI contracts in DoD

AI BOOK OF BUSINESS [3]

36% Of our contracts greater than $100M include AI

50% Higher win rate for contracts over $100M when AI is included

[1] AI Revenue is Booz Allen's estimate of revenue accrued, or expected to be accrued, in FY24 as a result of work attributable to AI. This calculation estimates the portion of work of individual contracts that are attributable to AI and takes into account current contracts as well contracts in the pipeline (weighted for Booz Allen's expected likelihood of winning the work) and the estimated number of AI-qualified staff available to deliver this work.[4] As of September 2023.

[2] Deltek GovWin IQ databases, Federal Procurement Data System data, and Deltek's GovWin Federal AI Landscape Report of 2024.

[3] As of September 2023.

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AI&

MISSION KNOWLEDGE

Single largest provider of AI services to the Federal Government [1]

- Deltek's GovWin Federal AI Landscape Report 2024

160+ Federal Clients
Defense, Intel, Civil

BOOZ ALLEN ADVANTAGE

We deeply understand the federal government's most pressing challenges which create insight advantages that **rapidly accelerate pathways to AI mission impact.**

INNOVATION

Creating AI differentiation, IP engineering efficiencies, risk reduction and ROI through Research and Development

- AI Edge Performance Lab
- Quantum Crypto Lab
- AI Adoption Studio

Best Workplace for Innovators [2]
Fast Company, 2021

Growth & Innovation Leader [3]
Frost & Sullivan, 2023

BOOZ ALLEN ADVANTAGE

We pioneer AI Innovation through R&D, partnerships, and emerging tech investments– **propelling government missions today with the AI solutions of tomorrow.**

PRODUCTION READINESS

10 Tech Partnerships
LatentAI, Synthetaic, CredoAI, Hidden Layer, & more

NVIDIA
Partner of the Year [4]
--2017-2019

20 aiSSEMBLE Opportunities Won
Proprietary AI software factory, **aiSSEMBLE**, offers reusable solutions that can be quickly tailored for the mission

Our investments have been selected to offer **strategic value** to national missions and **strategic access** to COTs technology with a **favorable financial return**

BOOZ ALLEN ADVANTAGE

Our AI team **reduces risk, accelerates delivery and increases quality** by scaling our specialized AI skillsets

Our tech investments provide customers with **rapid access to production grade AI** at lower cost of ownership

[1] Deltek GovWin IQ databases, Federal Procurement Data System data, and Deltek's GovWin Federal AI Landscape Report of 2024.
[2] Fast Company, "Best Workplaces for Innovators" in 2021, https://www.boozallen.com/menu/media-center/q2-2022/booz-allen-recognized-as-a-best-workplace-for-innovators-.html.
[3] Frost & Sullivan, "Growth and Innovation Leader" in 2023 in the Frost Radar™: Military Intelligence Analytics report, https://www.boozallen.com/insights/ai/the-new-world-of-military-intelligence-analytics.html.
[4] NVIDIA NPN Partner of the Year Award Winner in 2019, https://blogs.nvidia.com/blog/2020/07/17/npn-partner-awards/.

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5Copyright © 2023 Booz Allen Hamilton Inc. 5 Industry leading and third-party recognized as the largest single provider of AI Services to the Federal Government TODAY’S BUSINESS MATURING SERVICES Accelerate client missions with reusable AI code and inform solutions and managed services TOMORROW’S BUSINESS EMERGING 3 REUSABLE CONTENT Create technical differentiation and competitive advantage through high quality, low risk reuse, Booz Allen IP, and commercial technical solutions FUTURE BUSINESS IN DEVELOPMENT SOLUTIONS & MANAGED SERVICES / 5COPYRIGHT © 023 BOOZ ALLEN HAMILTON INC.

6Copyright © 2023 Booz Allen Hamilton Inc. / 6COPYRIGHT © 023 BOOZ ALLEN HAMILTON INC. BOOZ ALLEN ADVANTAGE AI Stack Components AI PLATFORMS INFRASTRUCTURE MODELS PIPELINE(S) COMMERCIAL & VENTURE TECH PARTNERS IP PIPELINE & MODELS AI SERVICES Our stacks are our clients’ launch pad. Designed for federal missions and integrate seamlessly with our clients’ systems

7Copyright © 2023 Booz Allen Hamilton Inc. / 7COPYRIGHT © 023 BOOZ ALLEN HAMILTON INC. EMPOWERING CLIENT MISSION WITH TECHICAL EDGE MEET OUR STACKS CYBER AI STACK Enables standardized and reusable deployment of Cyber AI/ML focused on defensive cyber operations VISION AI STACK A set of integrated software services to build, deliver, run, and sustain computer vision models in the cloud or at the edge RESPONSIBLE AI STACK Integrated software and AI solution for managing risk across the entire ML and generative AI lifecycle ADVERSARIAL AI STACK Addresses risk across the AI lifecycle to offer clients a variety of options to study, assess, engineer, monitor and improve model robustness GENERATIVE AI STACK Standard deployment frameworks and pipelines that power rapid and safe adaptation of foundational models to fit unique mission requirements Pre-packaged solutions that combine Booz Allen IP and commercial technologies, known as our AI Stacks, enhance our service delivery and evolve our delivery model